United States

Securities and Exchange Commission

Washington, D. C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

o	Preliminary Proxy Statement	☐.	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
þ	Definitive Proxy Statement	☐	Definitive Additional Material
☐	Soliciting Material Pursuant to Section 240.14a-12

Your Event, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑. No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐. Fee paid previously with preliminary materials.

☐. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No:

3) Filing Party:

4) Date Filed:

Your Event, Inc.

1601 Pacific Coast Highway Suite 250

Hermosa Beach, CA 90254

Phone: 310-698-0728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 31, 2014

To the Stockholders of Your Event:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Your Event, Inc., a Nevada corporation (the “Company”), will be held on March 31, 2014 at 11:00 a.m. Pacific Daylight Time, at the Company’s corporate offices, located at 1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA 90254, for the following purposes:

1.      To elect the Board to serve until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified;

2.      To approve the 2014 Stock Option Plan;

3.      Ratification of Seale and Beers, CPAs as independent auditors;

4.      To provide an advisory vote on a Board proposal to approve the Company’s executive compensation (the “Say on Pay” vote); and

5.      To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement attached to this notice describes these matters in more detail as well as additional information about the Company and its officers and directors. The Board of Directors has fixed the close of business on March 26, 2014 as the record date and only holders of record of the Company’s common stock as of the close of business March 26, 2014 are entitled to receive this notice and to vote at this Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Takahito Yasuki

Takahito Yasuki

Chief Executive Officer

Hermosa Beach, CA 90254

Date: March 6, 2014

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

Your Event, Inc.

1601 Pacific Coast Highway Suite 250

Hermosa Beach, CA 90254

Phone: 310-698-0728

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Your Event, a Nevada corporation (the “Company”), will be held on March 31, 2014 at 11:00 a.m. Pacific Daylight Time, at the Company’s corporate offices, located at 1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA 90254 for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about March 6, 2014.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares on March 26, 2014, the record date. At the close of business on the record date, 25,593,835 shares of common stock were issued and outstanding. Shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Thomas C. Cook, Esq., corporate counsel. He will also determine whether a quorum is present. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum. Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting. A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present. A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a “broker non-vote”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

It is important that your proxy be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders. If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof. The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting. If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct. If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares “for” such proposal or, in the case of the election of directors, vote “for” election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares. Any written notice of revocation or subsequent Proxy should be delivered to Your Event, Inc., 1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA 90254, or hand-delivered to the Secretary of Your Event at or before the taking of the vote at the Annual Meeting.

DISSENTERS - RIGHTS OF APPRAISALS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposals.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you. We will reimburse our transfer agent for its out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $400. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors. The Board of Directors have designated as nominees for re-election three directors, two of whom are currently serving on the Board. See “Nominee for Director” below for profiles of the nominees.

The Board believes that by re-electing the incumbent directors, this will promote stability and continuity and expects that such directors will continue making substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s affairs accumulated during their tenure.

The nominees have indicated a willingness to continue serving as a director if elected, but if they should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their position at the Company, and the period during which they have served as a director of the Company are set forth in the following table and paragraphs:

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

June Tsukamoto	68	Chairperson
Takahito Yasuki	65	CEO, CFO, Director
Noboru Okuda	49	Secretary, Director
Eizaburo "Acey" Kohrogi	48	Executive Vice President
Keiichi Tsukamoto	65	Director
Kioko Tsukamoto	41	Director
Aiki Kobayashi	50	Director
Fumio Sebata	49	External Director
Yasuo Matsuo	62	External Director

Biographies of the Management Team of Your Event, Inc.

June Tsukamoto, Chairperson

2001: Resigned from Mitsutomo International, Inc.

1995: Was appointed Chairperson and Executive Director of Mitsutomo International, Inc.

1986: Incorporated Mitsutomo, Inc. and was appointed President

1979: Incorporated KJ International, Inc.

Education

1964: Graduated from Nile C Kinnick High School, entered Sophia University in Japan, studied International Comparative Literature.

Takahito Yasuki, CEO, CFO, Director

2003 - Present: Incorporated PLAYPHONE, Inc., a mobile social game developing company in San Jose. He accepted a position as a Director on the Board of Directors and continues to hold the Director position until the present.

2001: Folded ROMSTAR, Inc.

1984 - 2001: Incorporated ROMSTAR, Inc., (Game selling company) in California and assumed the President position.

Education

Once studied at Osaka University of Commerce

Noboru Okuda, Secretary, Director

April, 2011 - Present, Director, C Five Holdings, Pte. Ltd., Director

President January, 2011 – Present, C Five Management, Inc.

November, 2010 - Present, STS Singapore, Ltd., President

May, 2009 – Present, Initia Star Asset Management, Inc., President

October, 2008 – May, 2011, STS Travel Inc. (Present: STS Inc.), President

2006 – 2007, Solid Acoustics Co., Ltd., President

2005 – 2008, Solid Human Technologies Inc., Chairman (Present: SHT Co., Ltd.)

2004 – 2005, NEXTGATE Inc., President

2001 – 2004, WebCAT Co., Ltd., President

1998 - 2000, NAC Communications Inc., Chairman

1995 - 1998, Astro Inc. / Be-Tech Inc. Vice President, President

1989 – 1995, NIKKO Commercial, Inc. (Present: JALUX Inc.)

1986 – 1989, Kokusai Kogyo Co., Ltd.

Education

Tokyo Institute of Tourism (Professional College), Shinjuku ward Tokyo

Graduated School March, 1986

Tokyo Metropolitan Chitosegaoka High School, Setagaya ward Tokyo

Graduated School March, 1983

Eizaburo "Acey" Kohrogi, Executive Vice President

Eizaburo "Acey" Kohrogi was an Executive Director of Asian Operations for the Los Angeles Dodgers Baseball Club from 1995 to 2013 season. Kohrogi was in charge of all scouting, player development, business and community development, and other Asia matters.

Keiichi Tsukamoto, Director

1991 - 2000 Acquired Vancouver Canadians, a 3A team of L.A. Angels.

1988 – 1999 Chairman of Mitomi Co. Ltd. Women’s fashion line “Intrigue”

1988 - 1990 Sponsored a Japan-US Baseball Summit in Tokyo. Attended by many coaches and players including commissioners. With cooperation from Japanese players and coaches, an interchange occurred to improve baseball in Japan and the US.

1988 - Incorporated Japan Sports System Corporation

1988 - Acquired Visalia Oaks, 1A team of Colorado Rockies

1988 - Managed Yomiuri Giants’ camp in Palm Springs. Entrusted with players from Chunichi

Dragons, Lotte Marines and Yomiuri Giants in 1A, and provided a nurturing program.

Kioko Tsukamoto, Director

2007-Present COO EXAMU Inc.(Tokyo, Japan)

2003 - 2006 Universal Music K.K. (Tokyo, Japan) Secretary to Managing Director of domestic division.

2002- 2010 Apple Computer Japan Co., Ltd. (Tokyo, Japan) Administrative Assistant

Personal assistant to a marketing manager.

1995 - 2002 G.P.M. Production Co., Ltd. (Tokyo, Japan) Secretary/ PR Assistant/ President.

Education

1991- 1995 Toyo Eiwa University Major in Social Sciences, Japan

Aiki Kobayashi, Director

2007- Present, CEO of Million Win Investment Ltd (Hong Kong), Japanese junket services at 11F Galaxy Star World(Macau VIP Club) &Wynn Resort Hotel(Gold Moon Club).

2005-2007, General Manager of Macau Resort Ltd., Japanese junket services at Galaxy Waldo(Carnival Club) & Galaxy grand Waldo(Sino VIP Club)

1999-2004, CEO of Shinwa Finance (Consumer Finance)

1991-1999, CEO of Oriental Homes (Developer & Sales of Real Estate In Including House & Land Etc.)

1989-1991, Sales Manager of Toyo Fudosan Co Ltd (Sales of Real Estate In Including House & Land Etc.)

1983-1988, Sales of TV PR of San Crieat Co Ltd (TV PR Production)

Education

1983. Graduated TOHO Gakuen (TV Producing Program), Japan

1981. Graduated IKUTA HIGASHI High School in Kanagawa, Japan

Fumio Sebata, External Director

December, 2001 - Present, Incorporated ADNESS Co, Ltd. in Tokyo and was appointed President/CEO

February, 2007 - Present Incorporated Adness Entertainment (in Los Angeles) and was appointed President/CEO.

Education

March, 1983 Graduated from Ashikaga Gakuen High School

Yasuo Matsuo, External Director

2008 – Present Viajes Japon, Mexico City, Mexico

1988 – 2007 Matsuo Corporation, Osaka, Japan

1981 – 1987 Cloverway, Inc. Long Beach, CA, U.S.A.

1974 – 1981 Adness Entertainment, LLC, Los Angeles, CA, U.S.A.

Education

Kyoto University of Foreign Studies, Kyoto, Japan. Spanish Major, graduated in 1974.

Vote Required

The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for the nominee director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, of the above-mentioned nominee. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Stockholder Nomination of Director Candidates

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies the provisions contained in our Bylaws. Article II, Item 7 of our By-laws state that a Quorum is necessary to conduct the annual meeting. It states:

“QUORUM. The quorum at any annual of special meeting of stockholder shall consist of stockholders representing, capital stock of the corporation entitled to vote at such meetings, except as otherwise specifically provided by law or in the Articles of Incorporation. If a quorum is not present at a properly called stockholders' meeting, the meeting shall be adjourned by then present and an additional and further notice sent to all stockholders notifying them of the adjournment of the meeting and the date and time and place of the adjourned meeting. At such adjourned meeting. At such adjourned meeting, at which a quorum is present or represented, business may be transacted which might have been transacted at the meeting as originally notified.”

Article II, Item 12 of our Bylaws specify informal actions by shareholders may take place without prior notice at the annual meeting. The Article states:

“INFORMAL ACTION BY SHAREHOLDERS. Unless otherwise provided in the Nevada Corporate Law, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, and unless the unanimous written consent of all shareholders has been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") recommends that the stockholders vote “For” and solicits proxies in favor of the nominees listed above (Item 1 on the enclosed Proxy card).

Communications with the Board of Directors

Any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: The Board of Directors, Your Event, Inc., 1601 Pacific Coast Highway Suite 250, Hermosa Beach, CA 90254.

Director Attendance at Annual Meetings

The Company encourages, but does not require, its directors to attend Annual Stockholders’ Meetings.

Board Meetings

During the most recent fiscal year for the Company, the Board met twelve (12) times, with full attendance at each meeting. During the fiscal year ended August 31, 2013, the current Board of Directors consist of seven members.

Standing and Other Operating Committees of the Board

The Company has no standing or operating committees of the Board. Based on the size the Company, the Board does not have an audit committee at this time.

PROPOSAL NO. 2

APPROVAL OF THE 2014 Stock Option PLAN

Historically, we have not granted equity awards as a component of compensation, and we presently do not have an equity-based incentive program. The terms and provisions of our 2014 Stock Option Plan are provided below.

Currently, we do not provide any company sponsored retirement benefits to any employee, including the named executive officers. We do not have any bonus, deferred compensation or retirement plan.

THE COMPANY 2014 STOCK INCENTIVE PLAN

The Company has established a 2014 Employee Stock Incentive Plan which awards stock options and stock in an effort to further compensate its existing employees and officers and non-employee directors and consultants, secure their continued employment, and attract highly qualified employee's and consultants as they are needed.

On January 23, 2014, our Board adopted and approved by unanimous written consent, the Company’s 2014 Stock Option Plan (the "Plan"), under which stock option awards may be made to officers, directors and key employees of the Company. A copy of the Stock Option Plan is attached hereto as APPENDIX A.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 6,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

No, the Company does not have any current plans to make any grants of options or to issue any securities under the Plan; however, the Company believes that the authorization of such Plan will provide the Company greater flexibility at such time in the future, if ever, as the Company’s Board of Directors believes it is in the best interest of the Company to grant or issue securities pursuant to the Plan.

What is the exercise price and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix A.

What vote is required to ratify the Plan?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to approve the Plan. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the Plan as set forth above. Therefore, no further stockholder approval is sought.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") recommends that the stockholders vote “For” and solicits proxies in favor of the 2014 Stock Option Plan listed above (Item 2 on the enclosed Proxy card). Proxies solicited by the board of directors will be voted “FOR” this proposal, unless the shareholder has specified otherwise.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board has selected Seale and Beers, CPAs to audit the financial statements of the Company for the fiscal year ending August 31, 2014. Seale and Beers, CPAs has been the Company's auditors, since December 12, 2012. Management has a good working relationship with Seale and Beers, CPAs. If the shareholders do not approve this proposal at the Annual Meeting, the board of directors may reconsider the selection of Seale and Beers, CPAs.

A representative of Seale and Beers, CPAs is not expected to be present at the Annual Meeting of Shareholders.

Principal Accountant Fees and Services

Seale and Beers, CPAs served as our principal independent public accountants for reporting fiscal years ending August 31, 2013 and Somerset CPAs, P.C. served as our principal independent public auditors for the year ended August 31, 2012. Aggregate fees billed to us for the years ended August 31, 2013 and August 31, 2012 for audit fees were as follows:

	For Year Ended August 31,	For the Year Ended August 31
	2013	2012
(1) Audit Fees (1)	$20,000	$26,240
(2) Audit-Related Fees
(3) Tax Fees
(4) All Other Fees		$343,484

Total fees paid or accrued to our principal auditor

(1) Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of the Company's financial statements for such period included in this Annual Report on Form 10-K and for the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

(2) Other fees include fees billed for services performed related to due diligence services rendered related to the potential acquisition of several Japanese businesses.

Audit Committee Policies and Procedures

We do not have an audit committee; therefore our sole director pre-approves all services to be provided to us by our independent auditor. This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Principal Accounting Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules. Our sole director then makes a determination to approve or disapprove the engagement of Seale and Beers, CPAs for the proposed services. In the fiscal year ending August 31, 2013, all fees paid to Seale and Beers, CPAs were unanimously pre-approved in accordance with this policy.

Less than 50 percent of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that the stockholders vote “For” the ratification of the appointment of Seale and Beers, CPAs as the Company’s independent auditors for the fiscal year ending August 31, 2014, and solicits proxies in favor of the ratification of the appointment of Seale and Beers, CPAs (Item 5 on the enclosed Proxy card).

PROPOSAL NO. 4

PROPOSAL FOR AN ADVISORY VOTE ON

EXECUTIVE COMPENSATION (THE SAY ON PAY VOTE)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires the Board to provide our shareholders with the opportunity to vote on a non-binding, advisory basis, on the compensation of our Named Executive Officers (“NEO's”) as set forth in this proxy statement in accordance with the compensation disclosure rules of the SEC. This proposal is also referred to as the Say on Pay vote.

Our board of directors wants to recognize the importance of responsible executive compensation practices. As discussed below, we have designed our executive compensation program to attract, motivate, reward, and retain senior management as required to achieve our corporate objectives and to increase long-term shareholder value.

As required by Section 14A of the Securities Exchange Act of 1934, we are providing our shareholders with an opportunity to provide an advisory vote to approve the executive compensation of our NEO's. This advisory vote, which is commonly referred to as a “Say on Pay Vote,” is not binding. However, our board of directors will review and consider the outcome of the advisory vote when making future compensation decisions for our executive officers. Shareholders are asked to vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officer, as disclosed pursuant to the compensation disclosure rules of the U. S. Securities and Exchange Commission, including the compensation discussion and analysis, and compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.

To assist shareholders in this non-binding advisory vote, below is a brief summary that describes the key fundamental aspects of our executive compensation program. In addition to reviewing the summary below, we encourage you to carefully review the information on our compensation policies and decisions regarding our named executive officers presented in the Compensation Discussion and Analysis as well as the information contained in the Compensation Tables.

We have structured a pay-for-performance philosophy for our NEO's. We plan to achieve this objective through the following:

•	A total compensation package that is structured so that a majority of each named executive officer’s compensation opportunities are delivered through short- and long-term incentives;

•	A short-term incentive driven primarily by our financial earnings performance, and secondarily by key nonfinancial metrics;

•	A long-term incentive program that, in keeping with prevailing utility industry practice, primarily uses performance shares that are driven by our relative total shareholder return as compared to other utility industry peers, along with a mix of stock options and restricted stock units to further tie compensation to stock price performance as well as enhance retention; and

•	Stock ownership guidelines that continue to tie executives’ interests to shareholders over the long term.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors recommends a vote “FOR” the non-binding resolution set forth above. Proxies solicited by the board of directors will be voted “FOR” this proposal unless the shareholder has specified otherwise.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Board as a whole sits as the Finance and Audit Committees and oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company does not have an audit committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Seale and Beers, CPAs is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the ownership of our common stock on February 10, 2014 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director. The percentage of beneficial ownership for the following table is based on 25,593,835 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after February 10, 2014 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the U. S. Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of the Company's common stock. With the exception of Infinity Holdings, Inc., we do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Name of Beneficial Owner and Position	Title of Class	Amount and Nature Of Beneficial Ownership	Percent Of Class(1)
June Tsukamoto (2) Chairperson	Common	3,800,000	14.8%
Takahito Yasuki CEO/CFO/Director	Common	0	0%
Noboru Okuda(3) Secretary/Director	Common	1,520,000	5.9%
Eizaburo "Acey" Kohrogi Executive Vice President(4)	Common	See Note Below(4)	- %

Keiichi Tsukamoto (5) Director	Common	See Note Below(5)	-%
Kioko Tsukamoto Director		600,000	2.3%

Aiki Kobayashi(6) Director	Common	1,350,000	5.3%

Fumio Sebata External Director	Common	1,500,000	5.9%
Yasuo Matsuo External Director	Common	1,000,000	3.9%
Yoshiharu Uchida(7)
Shareholder	Common	5,868,993	22.9%
Billion Sino (Asia) Ltd. (8) Shareholder	Common	2,651,007	10.4%
Tooru Sugino(9) Shareholder
	Common	2,000,000	7.8%
Directors and Officers as a Group
(9 Persons)	Common	9,770,000	38.1%

1)       Percent of Class is based on 25,593,835 common shares issued and outstanding.

2)       The number of shares does not include 600,000 common shares owned by Junko Top, the daughter of June Tsukamoto. Note, Kioko Tsukamoto, is the daughter of June Tsukamoto.

3)       Noboru Okuda, is President of C-Five Management that beneficially owns 1,520,000 shares of Your Event.

4)       Eizaburo "Acey" Kohrogi, as Executive Vice President, Mr. Kohrogi has an employment agreement that allows his to purchase up to 1,500,000 shares at $0.20 per share on or before December 15, 2015. He has yet to purchase any shares.

5)       Keiichi Tsukamoto is the husband of June Tsukamoto and father of Kioko Tsukamoto, both of whom are Board members. Mr. Tsukamoto is entitled to receive 1,500,000 million common shares, which he will receive via a stock option.

6)       Aiki Kobayashi is an owner of Million Win Investments, a former Your Event shareholder, before they transferred their shares to their affiliated company Billion Sino that owns 1,651,007, shares not included in Mr. Kobayashi ownership numbers.

7)       Yoshiharu Uchida, 2-26-25 Kasuga-cho Nerima-Ward, Tokyo, Japan.

8)       Billion Sino, Room 503 S/F Silvercloud Tower 2, 30 Canton Road, Tsimshatsu, Kowloon, Hong Kong, China. Choi Sio Man, CEO of Billion Sino is beneficial owner who has the ultimate voting control over the shares held this entity.

9)       Tooru Sugino, 2-8-13-306 Minami Kasai Edgawa-Ku, Tokyo 134-0085 Japan

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We are providing a thorough discussion and analysis of our executive compensation program to our shareholders so that they will continue to have confidence in the integrity and design of our executive compensation program. As stated in Proposal 4 above in this proxy statement, our shareholders are being asked to approve a non-binding advisory resolution related to our executive compensation program. We encourage our shareholders to review the summary of our executive compensation program, the advisory vote item. In addition, the discussion below and the executive compensation tables that follow provide more detailed information related to our executive compensation program.

We believe that our executive compensation program appropriately aligns pay with performance and plays a key role in achieving our business goals and creating shareholder value as well as supporting our values and beliefs.

All important aspects of our executive compensation program are reviewed below. Our discussion and analysis focuses on each of the key components of our executive compensation program for the following named executive officers:

•	Takahito Yasuki, Director, Chief Executive Officer (CEO) Chief Financial Officer (CFO)
•	Noboru Okuda, Secretary, Director
•	Eizaburo "Acey" Kohrogi, Executive Vice President

Compensation Philosophy and Objectives

In designing and administering the company’s executive compensation program, the board of directors is guided by an overall philosophy that emphasizes pay for performance and includes the following key objectives:

•	Reward executive performance consistent with our objectives, including operational effectiveness and financial results, which in turn should create value for our shareholders and reduce the need for, or the size of, rate increases for our utility customers;

•	Attract, retain, motivate and develop a highly qualified executive staff;

•	Provide a mix of fixed and variable pay, as well as a mix of short-term and long-term incentives to appropriately balance executive focus on short-term and long-term goals and avoid excessive risk-taking; and

•	Provide a mechanism for executives to have a stake in the company through stock ownership.

These objectives are embedded in the design of our executive compensation program in a way that we believe rewards performance, reinforces the right behaviors, and contributes to short-term and long-term business results. They also help us attract and retain highly qualified executives who are committed to the long-term success of the company and value creation for our shareholders.

We implement our executive compensation philosophy through the following programs:

Compensation	Program	Objectives To Be Achieved
Annual Cash Compensation	Base Salary*	Reward for Company Performance

Named Executive Officers

2013-2014 annual based salaries:

Takahito Yasuki - Base Salary: $132,000

Noboru Okuda - Base Salary: $0

Eizaburo "Acey" Kohrogi, Base Salary: $120,000

*Base salaries are based on the Company’s limited working capital, and not on industry standards.

Short/Long-Term Incentive Compensation	A Program has yet to be determined by the Board.	•To be determined by the Board
Benefits	None- Until such time as the Company has sufficient working capital to provide health care benefits.	Management needs to find additional financing and/or move the Company into a positive cash flow before any benefits can be issued to the NEO's.

Key Components of our Executive Compensation Program

The key components of our executive compensation program are base salary, annual short-term incentive compensation, long-term incentive compensation (restricted stock for achievement of milestones). In this mix of compensation, the achievement of the milestones is a significant portion of total compensation. Base salaries are based the Company’s limited cash reserves, and not industry standards. We are placing a greater weighting on long-term incentives, the achievement of regulatory milestones, because we believe that this most effectively encourages our executive officers to work to generate long-term shareholder value. We also believe that this weighting better aligns the interests of our executive officers with our long-term interests, by discouraging undue risk-taking, promoting ownership in the company and encouraging retention.

Decision-Making Process

The board of directors generally adheres to objective criteria and a structured method of determining compensation, with discretionary decision-making in limited circumstances. Compensation decisions made by the board of directors rely on performance, available working capital and individual levels. The board of directors reserves the right to modify or discontinue elements of the executive compensation program, and to revise compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results, individual performance, as well as its view of the appropriate balance among base salary, annual short-term incentive compensation, long-term incentive compensation and other benefits.

Incentive Compensation for Achievement of Corporate Milestones

The Board of Directors believe that milestone achievements ensures that our executives have a continuing stake in the long-term success of the company and also serves to discourage undue risk-taking for only short-term gain. Since the Company is still in its early stages of development, the Board not yet determined Performance Shares for milestone achievements.

In a manner consistent with our overall compensation philosophy, the Board has yet to determine long-term milestones that will result in restricted performance shares for our NEO's.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table for 2013

The following table sets forth certain compensation information for: (i) each person who served as the chief executive officer of our company at any time during the year ended August 31, 2013, regardless of compensation level, and (ii) each of our other executive officers, other than the chief executive officer, serving as an executive officer at any time during 2013-12. Compensation information is shown for fiscal year 2013. No officer received any compensation for the fiscal years ending 2013 and 2012.

Your Event Summary Compensation Table

		Year				Compen-
	Principal	Ending	Salary	Bonus	Awards	sation	Total
Name	Position	Aug 31,	($)	($)	($)	($)	($)

Takahito Yasuki	CEO/CFO/Director	2013	0	0	0	0	0
Appointed: Aug 30, 2013

Noboru Okuda	Secretary/Director	2013	0	0	0	0	0
Appointed: Oct 3, 2013			0	0	0	0	0

We do not maintain key-man life insurance for our executive officer/director. We do not have any long-term compensation plans, stock option plans or employment agreements with our executive officers/directors.

Stock Option Grants

We did not grant any stock options to the executive officers or directors from inception through fiscal year end August 31, 2013.

Outstanding Equity Awards at 2013 Fiscal Year-End

We did not have any outstanding equity awards as of August 31, 2013 or August 31, 2012.

Option Exercises for Fiscal 2013

Infinity Holdings has a stock option to purchase two (2) million restricted shares of Your Event (exercise price of $1.00) at any time during the next five years.

Potential Payments Upon Termination or Change in Control

We have not entered into any compensatory plans or arrangements with respect to our named executive officers, which would in any way result in payments to such officer(s) because of their resignation, retirement, or other termination of employment with us or our subsidiaries, or any change in control of, or a change in their responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year End

There are no outstanding equity awards at August 31, 2013.

Employment Agreements

We have no employment agreements in place with our officers/directors at this time.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

Director Compensation

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent director a fee for their attendance at board and committee meetings. We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors and committee meetings.

Equity Compensation Plans Information

The Company does not have any stock option plans or warrants or any other equity compensation plans in place.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon the review of the Forms 3, 4 and 5 furnished to the Company and certain representations made to the Company, the Company believes that during 2013, the members of the Board of Directors, our executive officers and person(s) who hold more than 10% of our outstanding common stock did not timely file but did file all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Through a Board Resolution, the Company hired the professional services of Seale and Beers, Certified Public Accountants, to perform audited financials for the Company. Seale and Beers, CPAs own no stock in the Company. The company has no formal contracts with its accountants, as they are paid on a fee for service basis.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Deadline for receipt of stockholder proposals for the 2015 Annual Meeting of Stockholders

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2015 Annual Meeting of Stockholders must be received no later than October 31, 2014.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to our Chief Financial Officer, Takahito Yasuki, at, our principal executive offices or calling him at (310) 698-0728.

Availability of Proxy Materials

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended August 31, 2013 (the “Annual Report”), including the financial statements and financial statement schedules included therein. All such requests should be directed to our Corporate Chief Financial Officer, Takahito Yasuki, at our principal executive offices.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND
THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By Order of the Board of Directors

Takahito Yasuki

Chief Executive Officer

March 6, 2014

YOUR EVENT, INC.

ANNUAL MEETING OF SHAREHOLDERS

MARCH 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

DETACH AND RETURN THIS PORTION ONLY TO:
Your Event, Inc., 1601 Pacific Coast Highway, Suite 250, Hermosa Beach, CA 90254

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

Your Event, Inc.
			For	Against	Abstain
Vote on Directors
The Board of Directors recommends you vote FOR the following action:

1.	ELECTION OF DIRECTORS
	1a. June Tsukamoto		☐	☐	☐
	1b. Takahito Yasuki		☐	☐	☐
	1c. Noboru Okuda		☐	☐	☐
	1d. Keiichi Tsukamoto		☐	☐	☐
	1e. Kioko Tsukamoto		☐	☐	☐
	1f. Aiki Kobayashi		☐	☐	☐
	1g. Fumio Sabata		☐	☐	☐
	1h. Yasuo Matsuo		☐	☐	☐

Vote on Proposals
The Board of Directors recommends you vote FOR the following proposals:

2.	Approval of 2014 Stock Option Plan		☐	☐	☐

3.	Ratify Appointment of the Independent Registered Public Accounting Firm		☐	☐	☐

4.	Advisory Vote on Executive Compensation (The Say On Pay Vote)		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

	Signature	Date	Signature (Joint Owners)		Date
[PLEASE SIGN WITHIN BOX]

	Printed Name of Shareholder		Printed Name of Joint Owner (if applicable)

Appendix A

YOUR EVENT, INC.

2014 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2014 Stock Incentive Plan of Your Event (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on January 23, 2014. The Plan became effective on March 31, 2014 (the "Effective Date"), upon approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1     "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2     "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3       "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4       "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5       "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.6       “Bylaws” shall mean the Bylaws of the Company as amended from time to time.

2.7        "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8          "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9        "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10    "Common Stock" means the Company’s common stock.

2.11    "Company" means Siberian Energy Group Inc., a Nevada corporation.

2.12.    "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13     "Director" means a member of the Board of Directors of the Company.

2.14       "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15    "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16    "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19           “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20           "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           "Fair Market Value" means:

(a) for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market or pink sheets trading market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market or pink sheets trading market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22         "Grant Date" means, as to any Award, the latest of:

(a) the date on which the Board authorizes the grant of the Award; or

(b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23           "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25           "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

  2.29           "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30       “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31       "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32      "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33      "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34        "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35          "Plan" means this Siberian Energy Group Inc. 2010 Stock Incentive Plan, as it may be amended from time to time.

2.36        “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37    "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38     "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39      "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41      "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42       "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43     "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44     "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time-to-time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time-to-time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 6,000,000 (Six million) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)           any required approval of the Plan by the shareholders of the Company; and

(b)           the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10           No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time-to-time regarding indemnification of Directors.

3.11           The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12           Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time-to-time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time-to-time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)           as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)           The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time-to-time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time-to-time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time-to-time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)           whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)           whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time-to-time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time-to-time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)           the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)           the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1           Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)           the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)           the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)           upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)           all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2           Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3           After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1           Subject to the provisions of Section 11.2, the Board of Directors at any time and from time-to-time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2           No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3           If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1           Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2           The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3           The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4           Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5         This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6       Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7       If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8       The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9        The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10      If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.